SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement.
[ ]    Definitive proxy statement.
[X]    Definitive additional materials.
[ ]    Soliciting material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           THE NEW GERMANY FUND, INC.
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                Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed

      On April 21, 2006, The New Germany Fund, Inc. (the "Fund") filed definitive proxy materials on Schedule 14A in connection with the Fund's upcoming Annual Meeting of Stockholders to be held on June 20, 2006 (the "Meeting"). The Fund's definitive proxy statement (the "Statement") describes five proposals that are expected to come before the Meeting. The proposals identified as Proposal 3 and Proposal 4 in the Statement were incorrectly ordered on the form of proxy as filed on April 21. The form as mailed is correct.

      The Fund is filing a revised form of proxy herewith.

                                      PROXY
                           THE NEW GERMANY FUND, INC.
          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints John Millette, Patricia Rosch Carrington and Elisa Metzger, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 11:00 a.m., New York time, on June 20, 2006 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "For" each of the nominees for director, "For" Proposal 2, "Against" Proposal 3, "Against" Proposal 4, and "Against" Proposal 5, as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   THERE ARE THREE WAYS TO DELIVER YOUR PROXY

                                    TELEPHONE

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-437-4581, 24 hours a day, 7 days a week. You will be prompted to provide your unique "Control Number" and "Check Digit ID" shown below. Have your Proxy Card ready, then follow the prerecorded instructions. Available until 5:00 p.m. Eastern Time on Monday, June 19, 2006.

                                    INTERNET

Visit the Internet website at www.myproxyonline.com. Enter the unique "Control Number" and "Check Digit ID" shown below and follow the instructions on your screen. You will incur only your usual internet charges. Available until 5:00 p.m. Eastern Time on Monday, June 19, 2006.

                                      MAIL

Simply complete, sign and date your Proxy Card and return it in the postage-paid

            CONTROL NUMBER                      CHECK DIGIT ID
   --------------------------------          ---------------------
   --------------------------------          ---------------------

If you have any questions or need assistance voting your proxy, please call The Altman Group toll free at 800-884-5101

          TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

[x] Please mark votes as in this example.

Item 1. Election of Directors. The Board of Directors unanimously recommends a vote "For" the nominees below.

FOR each of the nominees
for director listed below. |_|

WITHHOLD AUTHORITY
as to all listed nominees. |_|

FOR all nominees except as
marked to the contrary below. |_|

(Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

Dr. Franz Wilhelm Hopp
Ernst-Ulrich Matz
Dr. Frank Tromel

Item 2. The Board of Directors unanimously recommends a vote "For" Proposal 2.

To ratify the  appointment by the Audit  Committee and the Board of Directors of
PricewaterhouseCoopers   LLP,  an  independent   public   accounting   firm,  as
independent auditors for the fiscal year ending December 31, 2006.

          FOR |_|                AGAINST |_|                ABSTAIN |_|

Item 3. The Board of Directors unanimously recommends a vote "Against"
        Proposal 3.

To approve a stockholder proposal to terminate the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH.

          FOR |_|                AGAINST |_|                ABSTAIN |_|

Item 4. The Board of Directors unanimously recommends a vote "Against"
        Proposal 4.

To approve a proposal that shareholders may make nominations notwithstanding the Fund's director qualification Bylaw.

          FOR |_|                AGAINST |_|                ABSTAIN |_|

Item 5. The Board of Directors unanimously recommends a vote "Against"
        Proposal 5.

To approve a stockholder proposal to request that stockholders of the Fund be afforded an opportunity to realize net asset value for their shares as soon as practicable.

          FOR |_|                AGAINST |_|                ABSTAIN |_|


Item 6. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Dated: _______________, 2006

________________________________________________________________________________
                                  Signature(s)


________________________________________________________________________________
                          Signature(s), if held jointly

Please sign exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).